GARTMORE VARIABLE INSURANCE TRUST

             Gartmore GVIT Global Technology and Communications Fund
                  Gartmore GVIT Global Financial Services Fund
                       Gartmore GVIT Global Utilities Fund
                    Gartmore GVIT Global Health Sciences Fund

                    Prospectus Supplement dated July 9, 2003
                       to Prospectus dated April 28, 2003

The disclosure with respect to the portfolio manager for the Gartmore GVIT Global Utilities Fund in the "Management" section on page 23 of the above noted Prospectus is deleted and replaced with the following:

GARTMORE GVIT GLOBAL UTILITIES FUND: Ben Walker is primarily responsible for the investment management of the Fund. Simon Melluish, along with GGP's global sector analysts, support Mr. Walker in managing the Fund. Mr. Walker joined Gartmore Investment Management plc ("GIM"), an affiliate of GGP, in 1997. He is a Senior Investment Manager on the U.S. equity team and also currently manages the Gartmore Global Utilities Fund. Previously he worked in the financial services division of Arthur Andersen in London.

Mr. Melluish joined GIM in 1995 as an Investment Manager for the Global Portfolio Team. In July 2000, he was appointed head of U.S. equities for GIM. Mr. Melluish is a senior portfolio manager for GMF and also currently manages the Gartmore Nationwide Leaders Fund and Gartmore GVIT Nationwide Leaders Fund, is a co-manager of the Gartmore Nationwide Fund and the Gartmore GVIT Nationwide Fund, and supports the Gartmore Global Utilities Fund.


      INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE
                                   REFERENCE.